UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2018

Global Indemnity Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34809	98-1304287
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27 Hospital Road George Town, Grand Cayman KY1-9008, Cayman Islands		None
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (345) 949-0100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreement

On April 25, 2018, Global Indemnity Limited (the “Company”) and Global Indemnity Group, Inc., a Delaware corporation (“GIGI”), entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Indenture, dated as of August 12, 2015 (the “Base Indenture”), by and between the Company (as successor to Global Indemnity plc), and Wells Fargo Bank, National Association (the “7.75% Notes Trustee”), as trustee with respect to the 7.75% Subordinated Notes due 2045 of the Company (the “7.75% Notes”), as supplemented by a supplemental indenture, dated November 7, 2016 (the “First Supplemental Indenture”), between the Company, Global Indemnity plc and the 7.75% Notes Trustee, and as further supplemented with respect to the Notes by a Second Supplemental Indenture, dated as of March 23, 2017 (the “Second Supplemental Indenture” and, together with the Base Indenture and the First Supplemental Indenture, the “Indenture”), by and among the Company, the 7.75% Notes Trustee and U.S. Bank National Association (the “7.875% Notes Trustee”, and together with the 7.75% Notes Trustee, the “Trustees”), as trustee with respect to the 7.875% Subordinated Notes due 2047 of the Company (the “7.875% Notes”, and together with the 7.75% Notes, the “Notes”). Pursuant to the Third Supplemental Indenture, GIGI has agreed to become a subordinated co-obligor with respect to each series of Notes with the same obligations and duties as the Company under the Indenture (including the due and punctual performance and observance of all of the covenants and conditions to be performed by the Company, including, without limitation, the obligation to pay the principal of and interest on the Notes of any series when due whether at maturity, by acceleration, redemption or otherwise), and with the same rights, benefits and privileges of the Company thereunder. Notwithstanding the foregoing, GIGI’s obligations (including the obligation to pay the principal of and interest in respect of the Notes of any series) are subject to subordination to all monetary obligations or liabilities of GIGI owing to Global Indemnity Reinsurance, Ltd. and/or any other regulated reinsurance or insurance company that is a direct or indirect subsidiary of the Company, in addition to indebtedness of GIGI for borrowed money.

The foregoing description of the Third Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of such document. For a complete description of the terms and conditions of the Third Supplemental Indenture, please refer to the Third Supplemental Indenture, which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 4.1.

Item 9.01	Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated as of April 25, 2018, by and among the Company, Wells Fargo Bank, National Association, and U.S. Bank National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDEMNITY LIMITED

Date: May 1, 2018	By:	/s/ Thomas M. McGeehan
		Name:	Thomas M. McGeehan
		Title:	Chief Financial Officer